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                                                                    EXHIBIT 99.1

                             [CONNETICS LETTERHEAD]


COMPANY CONTACT                                   INVESTOR RELATIONS
John Higgins                                      Ina McGuinness or Bruce Voss
Chief Financial Officer                           Lippert/Heilshorn & Associates
(650) 843-2800                                    (310) 691-7100
jhiggins@connetics.com                            imcguinness@lhai.com


                    CONNETICS EXPECTS FIRST QUARTER PROFIT ON
                          HIGHER-THAN-EXPECTED REVENUES

        FULL QUARTERLY FINANCIAL REPORT AND CONFERENCE CALL SET FOR MAY 4

PALO ALTO, CALIF. (APRIL 14, 2004) - Connetics Corporation (Nasdaq: CNCT), a specialty pharmaceutical company focused on dermatology, today announced that it expects to report a profit for the first quarter 2004 of $0.02 to $0.03 per diluted share, as compared with prior first quarter guidance for a loss per share of $(0.02) to $(0.03). The Company expects product sales excluding its new product Soriatane(R) to be within the existing guidance of $19.5 million to $20.5 million. The Company anticipates reporting higher-than-expected sales from Soriatane due to the earlier-than-projected closing of the product acquisition and higher-than-projected prescription levels. In addition, the Company anticipates higher-than-expected royalty and contract revenues.

CONFERENCE CALL Connetics plans to release first quarter financial results and provide an update to financial guidance on May 4 after market close, followed by a regularly scheduled quarterly conference call at 4:30 p.m. Eastern Time (1:30 p.m. Pacific Time).

To participate in the live call by telephone, domestic callers should dial (888) 328-2575, and international callers should dial (706) 643-0459. Those interested in listening to the conference call live via the Internet may do so by visiting the investor relations section of the Company's Web site at www.connetics.com.

A telephone replay will be available for 48 hours beginning May 4, 2004, at 6:30 p.m. Eastern Time (3:30 p.m. Pacific Time). To access the replay from the U.S., please call (800) 642-1687. To access the replay from outside of the U.S., please call (706) 645-9291. Enter the Conference ID#6756090. A replay of the call will be available for 30 days on the Connetics Web site at www.connetics.com.

ABOUT CONNETICS
Connetics Corporation is a specialty pharmaceutical company focused on the development and commercialization of innovative therapeutics for the dermatology market. The Company's marketed products are OLUX(R) (clobetasol propionate) Foam, 0.05%, Luxiq(R) (betamethasone valerate) Foam, 0.12%, and Soriatane(R) (acitretin) capsules, 10 mg and 25 mg.

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Connetics is developing Extina(TM), a foam formulation of the antifungal drug ketoconazole, Actiza(TM), a foam formulation of clindamycin for treating acne, and Velac(R), a combination of clindamycin and tretinoin for treating acne. Connetics has branded its innovative foam drug delivery vehicle VersaFoam(TM). These formulations aim to improve the management of dermatological diseases and provide significant product differentiation, and have earned wide acceptance by both physicians and patients due to their clinical effectiveness, high quality and cosmetic elegance. For more information about Connetics and its products, please visit www.connetics.com.

EXCEPT FOR HISTORICAL INFORMATION, THIS PRESS RELEASE INCLUDES "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF THE SECURITIES LITIGATION REFORM ACT. ALL STATEMENTS INCLUDED IN THIS PRESS RELEASE THAT ADDRESS ACTIVITIES, EVENTS OR DEVELOPMENTS THAT CONNETICS EXPECTS, BELIEVES OR ANTICIPATES WILL OR MAY OCCUR IN THE FUTURE ARE FORWARD-LOOKING STATEMENTS, INCLUDING STATEMENTS ABOUT PROJECTED EARNINGS. THESE STATEMENTS ARE BASED ON CERTAIN ASSUMPTIONS MADE BY CONNETICS' MANAGEMENT BASED ON EXPERIENCE AND PERCEPTION OF HISTORICAL TRENDS, CURRENT CONDITIONS, EXPECTED FUTURE DEVELOPMENTS AND OTHER FACTORS IT BELIEVES ARE APPROPRIATE IN THE CIRCUMSTANCES. SUCH STATEMENTS ARE SUBJECT TO A NUMBER OF ASSUMPTIONS, RISKS AND UNCERTAINTIES, MANY OF WHICH ARE BEYOND CONNETICS' CONTROL, AND WHICH COULD CAUSE ACTUAL RESULTS OR EVENTS TO DIFFER MATERIALLY FROM THOSE EXPRESSED IN SUCH FORWARD-LOOKING STATEMENTS. ANY SUCH PROJECTIONS OR STATEMENTS INCLUDE CONNETICS' CURRENT VIEWS WITH RESPECT TO FUTURE EVENTS AND FINANCIAL PERFORMANCE. NO ASSURANCES CAN BE GIVEN, HOWEVER, THAT THESE EVENTS WILL OCCUR OR THAT SUCH RESULTS WILL BE ACHIEVED. FACTORS THAT COULD CAUSE OR CONTRIBUTE TO SUCH DIFFERENCES INCLUDE, BUT ARE NOT LIMITED TO, RISKS AND OTHER FACTORS THAT ARE DISCUSSED IN DOCUMENTS FILED BY CONNETICS WITH THE SECURITIES AND EXCHANGE COMMISSION FROM TIME TO TIME, INCLUDING CONNETICS' ANNUAL REPORT ON FORM 10-K FILED ON MARCH 15, 2004. FORWARD-LOOKING STATEMENTS REPRESENT THE JUDGMENT OF THE COMPANY'S MANAGEMENT AS OF THE DATE OF THIS RELEASE, AND CONNETICS' DISCLAIMS ANY INTENT OR OBLIGATION TO UPDATE ANY FORWARD-LOOKING STATEMENTS.

NOTE: Full prescribing information for any Connetics prescription product is available by contacting the Company.

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